   CONFIDENTIAL PORTIONS OF THIS DOCUMENT
   HAVE BEEN DELETED AND FILED SEPARATELY       AMD and Intel Confidential
   WITH THE SECURITIES AND EXCHANGE
   COMMISSION PURSUANT TO A REQUEST FOR
   CONFIDENTIAL TREATMENT.

                            CROSS LICENSE AGREEMENT

                                    BETWEEN

              ADVANCED MICRO DEVICES, INC., AND INTEL CORPORATION



This agreement ("Agreement") is made by and between ADVANCED MICRO DEVICES, INC., a Delaware corporation, having an office at One AMD Place, P.O. Box 3453, Sunnyvale, California 94088, (hereinafter collectively referred to as "AMD") and INTEL Corporation, a Delaware corporation, having an office at 2200 Mission College Blvd., Santa Clara, California 95052 ("INTEL").

                                  WITNESSETH
                                  ----------

WHEREAS, AMD and INTEL each own patents and patent applications covering inventions pertinent to the design and manufacture of semiconductor, integrated circuit, and computer related products; and

WHEREAS, AMD and INTEL are both engaged in their respective continuing programs of research and development of semiconductor, integrated circuit, and computer related technology, which will result in new discoveries and inventions many of which will become the subject of new patent applications and patents; and

WHEREAS, AMD and INTEL each want to respect the technology contributions of the other and want to increase their freedom to design and manufacture their own new products without infringing the rights of the other under any patent or patent application owned or controlled by the other;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:


1.0    DEFINITIONS
       -----------

1.1 "Subsidiary" shall mean any corporation, company or other entity with regard to which a) more than fifty percent (50%) of whose outstanding shares or stock entitled to vote for the election of directors or similar managing authority is directly or indirectly owned or controlled by a party hereto, or b) which does not have outstanding shares or securities but greater than fifty percent (50%) of whose ownership interest representing the right to make the decisions for such entity is, now or hereafter, owned or controlled, directly or indirectly, by a party hereto; provided, however, that in each case such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists and exceeds fifty percent (50%).


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                                                AMD and Intel Confidential



1.2 "Controlling Interest" shall mean an ownership interest by a third party in one party to this Agreement with regard to which more than thirty percent (30%) of the outstanding shares or stock entitled to vote for the election of directors or similar managing authority is directly or indirectly owned or controlled by the acquiring third party.

1.3    "Effective Date" shall mean January 1, 1996.

1.4 "Excluded AMD Product" shall mean any digital logic product that is object code compatible with a new instruction set first introduced in an AMD digital logic product having at least 64-bit internal processing.

1.5 "Excluded INTEL Product" shall mean any digital logic product, alone or in combination with software, having at least 32-bit internal processing that is object code compatible with the INTEL 80386, 80486, P5, or P6 microprocessor families or a microprocessor family later introduced by INTEL, and such digital logic product

       Notwithstanding the foregoing, a microprocessor having less than [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall not constitute an Excluded INTEL Product.

1.6 [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall mean [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] executed by [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or a [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and not described [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

1.7 [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall mean [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] having [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] set forth in [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and all derivatives of or additions thereto.

1.8 [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall mean [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] used by [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] a [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by the [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] These [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] will be defined, for the purposes of this definition, at a level of technical detail sufficient to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] For example, the [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall contain sufficient detail to specify [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

1.9 [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall mean a [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] comprising one or more Integrated Circuits having a [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] substantially compatible with the [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or a [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] that functions to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] The substantially compatible nature of a [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall be determined in [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] A rebuttable presumption shall exist that a [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] has a substantially compatible [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in the event that such [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] alone or in combination with [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                                                AMD and Intel Confidential



       [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] functions substantially with [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] that also functions substantially with an [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] A [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] configured to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] configured to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall not be deemed to be [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] unless such [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] has a [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] substantially compatible with an [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or a [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] The [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for the [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as originally introduced, constitutes an example of a [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] that is not compatible with the [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

1.10 [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall mean a circuit that [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] a [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and a [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for connection with [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

1.11 "Semiconductor Material" shall mean any material whose conductivity is intermediate to that of metals and insulators at room temperature and whose conductivity, over some temperature range, increases with increases in temperature. Such materials shall include, but not be limited to, refined products, reaction products, reduced products, mixtures and compounds.

1.12 "Semiconductor Device" shall mean a device and any material therefor, comprising a body of one or more Semiconductor Materials and one or more electrodes associated therewith, and, if provided therewith, housing and/or supporting means therefore.

1.13 "Integrated Circuit" shall mean an integral unit comprising a plurality of active and/or passive circuit elements associated on one or more substrates, such unit forming, or contributing to the formation of, a circuit for performing electrical functions and, if provided therewith, housing and/or supporting means therefor.

1.14 "Circuit Assembly" shall mean (a) a circuit or a circuit system, including hardware and/or software, in which one or more Semiconductor Devices and/or one or more Integrated Circuits are interconnected in one or more paths (including passive circuit elements, if any), for performing electrical functions, and (/b) a combination of such circuits or circuit systems and (c) if provided therewith, I/O devices or housing and/or supporting means therefor.

1.15 "AMD Patents" shall mean all classes or types of patents, utility models and design patents (including, without limitation, originals or divisions, continuations, continuations-in-part or reissues), and applications for these classes or types of all countries of the world owned or controlled by AMD or its Subsidiaries at any time during the term of this Agreement which (a) have a first effective filing date prior to the expiration or termination of this Agreement and (b) except for consideration paid to employees, have no requirement to pay consideration to another for the grant of a license under this Agreement.

1.16 "INTEL Patents" shall mean all classes or types of patents, utility models and design patents (including, without limitation, originals or divisions, continuations, continuations-

                                                AMD and Intel Confidential



       in-part or reissues), and applications for these classes or types of all countries of the world owned or controlled by INTEL or its Subsidiaries at any time during the term of this Agreement which (a) have a first effective filing date prior to the expiration or termination of this Agreement and (b) except for consideration paid to employees, have no requirement to pay consideration to another for the grant of a license under this Agreement.

1.17 "AMD Licensed Products" shall mean any AMD products constituting: (a) a Semiconductor Device, (b) an Integrated Circuit, or (c) a Circuit Assembly, all of the above excluding Excluded INTEL Products.

1.18 "INTEL Licensed Products" shall mean any INTEL products constituting: (a) a Semiconductor Device, (b) an Integrated Circuit, or (c) a Circuit Assembly, all of the above excluding Excluded AMD Product.

1.19 "AMD Facility" shall mean a manufacturing plant wholly owned and operated by AMD or a qualified Subsidiary of AMD.

1.20 "Net Revenue" shall mean the amount actually invoiced, less separately itemized charges for duty, freight and taxes, for product shipped to a third party less actual returns and price adjustments. Amounts reserved for accounting purposes but not actually incurred (such as a distributor reserve) shall not be deducted in the calculation of Net Revenue. Sales or transfers to a Subsidiary shall not be considered as Net Revenue until the product is sold or transferred to a third party. All currency transactions shall be translated to United States dollars using standard accounting practices.

1.21 "Original Royalty Product" shall mean an AMD Licensed Product that [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] an [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] but in no event shall include product that constitutes an [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] product.

1.22 "Continuing Royalty Product" shall mean Original Royalty Product other than any [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] that is [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] with an [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in an [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


1.23 "Royalty Product" shall mean either Original Royalty Product or Continuing Royalty Product as appropriate.

2.0    MUTUAL RELEASES
       ------ --------

2.1 AMD hereby releases, acquits and forever discharges INTEL and its Subsidiaries from any and all claims or liability for infringement of any AMD Patents arising prior to the Effective Date of this Agreement.

                                                AMD and Intel Confidential



2.2 INTEL hereby releases, acquits and forever discharges AMD and its Subsidiaries from any and all claims or liability for infringement of any INTEL Patents arising prior to the Effective Date of this Agreement.

3.0    GRANT OF LICENSES AND COVENANT BY AMD
       ------------------------------------

3.1 Subject to the terms and conditions of this Agreement, AMD hereby grants to INTEL non-exclusive, non-transferable, royalty-free, worldwide licenses without the right to sublicense, under AMD Patents, to make, to have made, to use, to import, to sell (either directly or indirectly) and offer to sell (either directly or indirectly), to lease and to otherwise dispose of INTEL Licensed Products, to do such other acts in regard to INTEL Licensed Products as may, during the term of such licenses, be within the scope of the patent grant and to have made and/or use any equipment, or practice any method or process for the manufacture and sale thereof of INTEL Licensed Products.

3.2 Subject to the terms and conditions of this Agreement, AMD grants a limited covenant not to sue any purchaser of an INTEL Licensed Product [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] This covenant shall not apply to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Furthermore, this covenant shall apply only to the extent that [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] The covenant shall not apply in the event that a binding decision in a legal proceeding, including an arbitration, [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

3.3 With respect to the foundry activities of INTEL to manufacture products for a third party based on a design supplied by that third party, the licenses granted under AMD Patents shall not extend to those portions of the product provided to the third party that represent designs provided by such third party. The exclusion stated in this paragraph shall not apply to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

3.4 Except as provided in Paragraph 3.5, nothing in this grant to INTEL or otherwise contained in this Agreement shall give INTEL either the express or implied right to license AMD Patents to others. Nor shall sale of INTEL Integrated Circuits, Semiconductor Devices, and/or Circuit Assemblies subject to a license grant herein provide or give rise to an implied license, by estoppel or otherwise, in favor of third parties to any AMD Patents covering combinations of Integrated Circuits, Semiconductor Devices, and/or Circuit Assemblies or methods of using such combinations. Nothing contained in this Paragraph shall limit the covenant of Paragraph 3.2.

                                                AMD and Intel Confidential



3.5 The licenses granted to INTEL under this Section 3 shall also extend to those qualified INTEL Subsidiaries in existence during the term of this Agreement upon the condition that such Subsidiaries are bound by the terms and conditions of this Agreement and that the patents of such Subsidiaries, covering both utility models and design patents, and applications therefore shall be included in INTEL Patents licensed in this Agreement. The extension to an INTEL Subsidiary shall apply only during the time period when the business entity meets all requirements of a Subsidiary, and the rights extended to AMD remain in effect. Upon written request by AMD, INTEL will give AMD written notice to identify any INTEL Subsidiary to which such a license has been extended.

3.6 Nothing in this Section 3 shall be deemed as an agreement or prohibition against the manufacture, use or sale of any product. However, the licenses granted to INTEL under this Section 3 do not include a license under AMD patents or other intellectual property to make, to have made, to use, to import, to sell, offer to sell (either directly or indirectly), to lease, or otherwise dispose of an Excluded AMD Product.

4.0    GRANT OF LICENSES AND COVENANT BY INTEL
       ---------------------------------------

4.1 Subject to the terms and conditions of this Agreement, INTEL hereby grants to AMD non-exclusive, non-transferable, royalty-free, worldwide licenses without the right to sublicense, under INTEL Patents, to make, to have made, to use, to import, to sell (either directly or indirectly), and offer to sell (either directly or indirectly), to lease and to otherwise dispose of AMD Licensed Products, to do such other acts in regard to AMD Licensed Products as may, during the term of such licenses, be within the scope of the patent grant and to have made and/or use any equipment, or practice any method or process for the manufacture or sale thereof of AMD Licensed Products.

4.2 Subject to the terms and conditions of this Agreement, INTEL grants a limited covenant not to sue any purchaser of an AMD Licensed Product [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] This covenant shall not apply to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Furthermore, this covenant shall apply only to the extent that [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] The covenant shall not apply in the event that a binding decision in a legal proceeding, including an arbitration, [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

4.3 With respect to the foundry activities of AMD to manufacture products for a third party based on a product design supplied by that third party, the licenses granted under Intel

                                                AMD and Intel Confidential



       patents shall not extend to those portions of the product provided to the third party that represent designs provided by such third party. The exclusion stated in this paragraph shall not apply to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

4.4 Except as provided in Paragraph 4.5, nothing in this grant to AMD or otherwise contained in this Agreement shall give AMD either the express or implied right to license INTEL Patents to others. Nor shall sale of AMD Integrated Circuits, Semiconductor Devices, and/or Circuit Assemblies subject to a license grant herein provide or give rise to an implied license, by estoppel or otherwise, in favor of third parties to any INTEL Patents covering combinations of Integrated Circuits, Semiconductor Devices, and/or Circuit Assemblies or methods of using such combinations. Nothing contained in this Paragraph shall limit the covenant of Paragraph 4.2.


4.5 The licenses granted to AMD under this Section 4 shall also extend to those qualified AMD Subsidiaries in existence during the term of this Agreement, upon the condition that such Subsidiaries are bound by the terms and conditions of this Agreement and that the patents of such Subsidiaries, covering both utility models and design patents, and applications therefor, shall be included in the AMD Patents licensed by this Agreement. The extension to an AMD Subsidiary shall apply only during the time period when the business entity meets all requirements of a Subsidiary, and the rights extended to INTEL remain in effect. Upon written request by INTEL, AMD will give INTEL written notice to identify any AMD Subsidiary to which such a license has been extended.

4.6 Nothing in this Section 4 shall be deemed as an agreement or prohibition against the manufacture, use or sale of any product. However, the licenses granted to AMD under this Section 4 do not include a license under INTEL patents or other intellectual property to make, to have made, to use, to import, to sell, offer to sell (either directly or indirectly), to lease, or otherwise dispose of an Excluded INTEL Product.

4.7 Notwithstanding the limitations of this Section 4, the licenses granted under INTEL Patents shall, during the term of this Agreement, extend to Original Royalty Product made by AMD in an AMD Facility and to Original Royalty Product made for AMD only to the extent of no more than [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the annual total units of Original Royalty Product shipped to a third party, upon payment by AMD of the royalties contained in Section 5.

4.8 Notwithstanding the limitations of this Section 4, the licenses granted under INTEL Patents shall, after the expiration of this Agreement under the provisions of Paragraph 8.1, extend to a Continuing Royalty Product made by AMD in an AMD Facility and to Continuing Royalty Product made for AMD only to the extent of no more than [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the annual total units of Continuing Royalty Product shipped to a third party, upon payment by AMD of the royalties contained in Section 5. In the event that

                                                AMD and Intel Confidential

       AMD elects to pay the royalties contained in Section 5, [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

5.0    ROYALTY PAYMENTS BY AMD
       -----------------------

5.1(a) AMD agrees to pay INTEL a royalty of [CONFIDENTIAL INFORMATION OMITTED
       AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for all units of Royalty Products sold by AMD or its Subsidiaries to an unrelated party anywhere in the world. Notwithstanding the foregoing, the royalty rate for Royalty Products having [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


5.1(b) Intel represents that for the term of this agreement, [CONFIDENTIAL
       INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] excluding, without limitation, [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by the operation of law, [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] The parties agree that in no event shall INTEL's performance under the terms of this provision be a cause of legal action or termination for material breach.

5.2 AMD agrees to pay INTEL a minimum [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] royalty of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] upon execution of this Agreement and [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] per year during the years [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] payable in four equal quarterly installments with the Royalty Statement, and applied as a credit on an AMD accounting year basis against the percentage royalty due on Original Royalty Products in that accounting year. No minimum, annual royalty is due for any period [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

5.3 The sales price used to determine royalty due for units of Royalty Product transferred internally by AMD for use in construction of a combination for sale to another party shall be calculated using the average unit selling price, of units having similar specifications and sold during the royalty reporting period.

5.4 All royalties under this Section 5.0 will be payable in US dollars on a quarterly basis thirty (30) days after the close of the AMD accounting quarter commencing at the end of the first quarter of 1996. AMD shall deliver to INTEL a written Royalty Statement showing the royalty calculation. Royalty Statements shall be sent to Post Contract Management, SC4-210, 2200 Mission College Blvd., Santa Clara, California 95052. Royalty payments shall be made in US dollars by wire transfer to Citibank, New York, New York, for the account of INTEL Corporation General Account Number [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

5.5 All payments shall be made free and clear without deduction for any and all present and future taxes imposed by any taxing authority. In the event that AMD is prohibited by law from making such payments unless such deductions are made or withheld therefrom, then AMD shall pay such additional amounts as are necessary in order that the net amounts

                                                AMD and Intel Confidential



       received by INTEL, after such deduction or withholding, equal the amounts which would have been received if such deduction or withholding had not occurred. AMD shall promptly furnish INTEL with a copy of an official tax receipt or other appropriate evidence of any taxes imposed on payments made under this Agreement, including taxes on any additional amounts paid. In cases other than taxes referred to above including but not limited to sales and use taxes, stamp taxes, value added taxes, property taxes and other taxes or duties imposed by any taxing authority on or with respect to the Agreement, the costs of such taxes or duties shall be borne by AMD. In the event that such taxes or duties are legally imposed initially on INTEL or INTEL is later assessed by any taxing authority, then INTEL will be promptly reimbursed by AMD for such taxes or duties together with any penalties, fines and interest thereon, except for interest, fines and/or penalties assessed due to the negligence, failure or fault of INTEL which interest, fines and/or penalties remain the sole obligation of INTEL. This clause shall survive the termination of the Agreement. Notwithstanding the foregoing, AMD shall not be responsible for taxes on or measured by INTEL's net income.

       INTEL agrees to make every good faith effort to notify AMD's tax department within ten (10) days of any audit, notice, assessment or other action affecting sales, use, stamp, value added, property or other taxes to paid directly or indirectly by AMD. INTEL agrees to cooperate in a reasonable manner with AMD for the purpose of minimizing taxes, that pursuant to this section are to be paid directly or indirectly by AMD. INTEL grants AMD the right to pursue a separate action against any governmental unit that asserts such taxes against INTEL and INTEL agrees to cooperate in a reasonable manner with AMD if such action is taken.


5.6 AMD agrees that any payments required under the terms of this Agreement which are not paid when due will accrue interest at [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] commencing thirty (30) days after the due date as established by this Agreement. The right to collect interest on such late payments shall be in addition to any other rights that INTEL may have herein.

5.7 AMD agrees to maintain adequate accounting records of all production and sales of the products subject to a royalty sufficient to permit a confirmation of AMD's royalty obligations herein for a period of three
       (3) years after manufacture for purposes of audit.

5.8 The parties agree that INTEL shall have the right to conduct audits of AMD for the purpose of determining that the terms of this Agreement are being met. Such audit shall be held at any reasonable time during business hours but no more than once in each calendar year by an independent certified public accountant selected and paid by INTEL and reasonably satisfactory to AMD, to the extent necessary to verify that the terms of this Agreement are being met, including the Royalty Statements and payments provided herein. In this regard, AMD agrees to provide such certified public accountant with reasonable access to accounting records and information requested during an audit. The information will be made available to the independent accounting firm under conditions of

                                                AMD and Intel Confidential



       confidentiality and it will report to INTEL and to AMD only whether the terms of this Agreement are being met, including without limitation that payments have been properly reported on and paid or, if not, the amount of any overpayment or underpayment. This provision will survive the last payment of a royalty under this Agreement for a period of three (3) years.

6.0    COPYRIGHT LICENSES
       ------------------

6.1 Subject to the terms and conditions of this Agreement, INTEL grants to AMD licenses under INTEL copyrights in both [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] described in the [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and the [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to copy, have copied, import, prepare derivative works of, perform, display, and sell or otherwise distribute such mnemonics and the related opcodes in user manuals and other technical documentation.

6.2 Subject to the terms and conditions of this Agreement, AMD grants to INTEL licenses under AMD copyrights in [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for an [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] developed by AMD, including without limitation a derivative work of an [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and the [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for the [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to copy, have copied, import, prepare derivative works of, perform, display, and sell or otherwise distribute such mnemonics and the related opcodes in user manuals and other technical documentation.


7.0    PRIOR LICENSE
       -------------

7.1 This Agreement shall govern all patent license grants between INTEL and AMD for all patents having an issue date, in the country of issue, after December 31, 1995. The License Agreement dated September 21, 1976, between INTEL and AMD, and extensions thereof, as modified in Paragraph
       7.2 of this Agreement shall govern all patent license grants between INTEL and AMD for all patents having an issue date in the country of issue on or before December 31, 1995. Notwithstanding the foregoing, specific and special purpose patent licenses such as those contained in the Settlement Agreement between INTEL and AMD dated January 11, 1995; the PCI Special Interest Group Agreement; or other such agreements shall control in addition to the provisions in this Paragraph 7.1 for the purpose of providing broader patent rights licensed in such agreements.

7.2 All prior licenses granted in the License Agreement date September 21, 1976, between INTEL and AMD, and extensions thereof, that apply to the foundry activities of AMD or INTEL to manufacture products for a third party based on a design supplied by that third party to AMD or INTEL are revoked for those portions of the product provided to the third party by AMD or INTEL that represent designs provided by such third party. The revocation stated in this paragraph shall not apply to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of

                                                AMD and Intel Confidential



       AMD or INTEL that either party incorporates into any [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] that AMD or INTEL manufactures for its customers.

8.0    EFFECTIVE DATE, TERM AND TERMINATION
       ------------------------------------

8.1 This Agreement shall become effective on the Effective Date, and shall continue in effect, unless sooner terminated as elsewhere provided in this Agreement, through December 31, 2000, expiring at the end of such day.

8.2 If either party hereto commits a material breach of this Agreement and does not correct such breach within forty-five (45) days after written notice complaining thereof is given to such party, this Agreement may be terminated forthwith by written notice to that effect from the complaining party.

8.3 This Agreement is a license for "Intellectual Property" as that term is defined under Section 365(n) of the Bankruptcy Code.

8.4 If this Agreement is terminated pursuant to Paragraph 8.2, all licenses granted to the defaulting party and its Subsidiaries shall terminate forthwith, but the licenses granted to the party not in default and its Subsidiaries shall survive such termination of this Agreement for the life or lives of AMD Patents or INTEL Patents, as the case may be.

8.5 Upon the expiration of this Agreement, the licenses extended under Paragraph 4.7 shall end and the other licenses granted pursuant to this Agreement by one party hereto and its Subsidiaries, to the other party hereto and its Subsidiaries under AMD Patents or INTEL Patents, as the case may be, shall survive for the life or lives of AMD Patents or INTEL Patents, as the case may be. In addition, upon the expiration of this Agreement, the licenses granted pursuant to this Agreement by one party hereto and its Subsidiaries, to the other party hereto and its Subsidiaries under AMD copyrights or INTEL copyrights, as the case may be, shall survive for the life or lives of AMD copyrights or INTEL copyrights, as the case may be.

8.6 Upon expiration or termination of this Agreement the provisions of Sections 5, 7 and 9 shall survive.

9.0    MISCELLANEOUS PROVISIONS
       ------------------------

9.1 Each of the parties hereto represents and warrants that it has the right to grant the other the licenses granted herein.

9.2 If AMD completes an acquisition of NexGen, Inc. (NexGen), then AMD shall take appropriate action to assure that all patents and patent applications owned by NexGen at any time prior to or after the acquisition shall be included as AMD Patents licensed to INTEL under this Agreement. AMD presently intends to acquire all such patents and patent applications owned by NexGen in the event of such acquisition. Prior to such

                                                AMD and Intel Confidential



       acquisition, AMD shall take no action to prevent all such patents and patent applications owned by NexGen from being included as AMD Patents licensed to Intel under this Agreement. If after AMD completes the acquisition of NexGen, such patents and patent applications owned by NexGen do not become AMD Patents under this Agreement within a reasonable time, then all AMD products based on designs provided by NexGen shall be excluded from the license grants and all other rights provided to AMD in this Agreement.

9.3    Nothing contained in this Agreement shall be construed as:

       (a) a warranty or representation by any of the parties to this Agreement as to the validity or scope of any class or type of patent, utility model and/or design patent; or

       (b) a warranty or representation that any manufacture, sale, lease, use or other disposition of Licensed Products herein will be free from infringement of patents, utility models and/or design patents other than those under which licenses have been granted; or

       (c) an agreement to bring or prosecute actions or suits against third parties for infringement or conferring any right to bring or prosecute actions or suits against third parties for infringement; or

       (d) conferring any right to use in advertising, publicity, or otherwise, any trademark, trade name or names, or any contraction, abbreviation or simulation thereof, of either party; or

       (e) conferring by implication, estoppel or otherwise, upon any party licensed herein, any license or other right under any class or type of patent, utility model or design patent except the licenses and rights expressly granted herein; or

       (f) conferring by implication, estoppel or otherwise, upon any party licensed herein, any license or other right under any copyright (except for the express grants contained in Section 6.0), maskwork, or trade secret right; or

       (g) an obligation to furnish any technical information or know-how.

9.4 This Agreement is personal to the parties, and the Agreement or any right or obligation herein, cannot be assigned, whether in conjunction with a change in ownership, or the sale or transfer of the whole or any part of a party's business or assets, either voluntarily, by operation of law, or otherwise, without the prior written consent of the other party. Any such purported assignment or transfer shall be null and void. In the event that a third party reaches an agreement to acquire a Controlling Interest in either party then the party being acquired shall deliver an acquisition agreement notice to the non-acquired party, providing the terms of the acquisition agreement and the identity of the acquiring third party in strict confidence to the executive management and legal counsel of the non-acquired party. The non-acquired party shall have the right to terminate this Agreement

                                                AMD and Intel Confidential



       by the delivery of written notice to the party being acquired within thirty (30) days after the non-acquired party receives the acquisition agreement notice from the party being acquired. Such termination by the non-acquired party shall be effective nine (9) months after the date of closing for the acquisition of the Controlling Interest in the party being acquired, with both parties to this Agreement retaining the license grants of a party not in default set forth in Paragraph 8.4 but not including the extensions of Paragraph 4.7 and 4.8. Assignment by either party of any of its patents, or the applications thereof, which qualify as Licensed Patents as defined herein, shall not affect the license rights acquired herein to such patent(s), and any such assignment shall be subject to the continuing license rights of the other party.


9.5 All notices required or permitted to be given herein shall be in writing and shall be valid and sufficient if dispatched by prepaid air express or by registered airmail, postage prepaid, addressed as follows:

       If to AMD:                    If to INTEL:
       ----------                    ------------
       General Counsel               General Counsel
       Advanced Micro Devices        INTEL Corporation
       One AMD Place                 2200 Mission College Blvd.
       P.O. Box 3453, M/S 150        Santa Clara, CA 95052
       Sunnyvale, CA 94088-3453      United States of America

       Either party may give written notice of a change of address and, after notice of such change has been received, any notice or request shall thereafter be given to such party as above provided at such changed address.

9.6 This Agreement embodies the entire understanding of the parties with respect to the subject matter hereof, and merges all prior discussions between them, and neither of the parties shall be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided herein. No oral explanation or oral information by either party hereto shall alter the meaning or interpretation of this Agreement. No modification, alteration, addition or change in the terms hereof shall be binding on either party unless reduced to writing and duly executed by the parties.

9.7 This Agreement and matters connected with the performance thereof shall be construed, interpreted, applied and governed in all respects in accordance with the laws of the United States of America and the State of Delaware.

9.8 The parties hereto shall keep the terms of this Agreement confidential and shall not now or hereafter divulge these terms to any third party except:

       (a) with the prior written consent of the other party; or

                                                AMD and Intel Confidential



       (b) to any governmental body having jurisdiction to call therefor; or

       (c) as otherwise may be required by law or legal process; or

       (d) during the course of litigation so long as the disclosure of such terms and conditions are restricted in the same manner as is the confidential information of other parties and so long as (a) the restrictions are embodied in a court-entered Protective Order and (b) the disclosing party informs the other party in writing in advance of the disclosure.

       The parties shall cooperate in preparing and releasing an announcement relating to this Agreement within fourteen (14) days after execution. The parties may disclose the existence of this Agreement to third parties, including whether a product is licensed herein, but not the details of this Agreement except as otherwise provided in this Paragraph 9.8.

9.9 Anything contained in this Agreement to the contrary notwithstanding, the obligations of the parties hereto and of their Subsidiaries shall be subject to all laws, present and future, of any government having jurisdiction over the parties hereto or their Subsidiaries, and to orders, regulations, directions or requests of any such government. The parties hereto shall be excused from any failure to perform any obligation herein to the extent such failure is caused by war, acts of public enemies, strikes or other labor disturbances, fires, floods, acts of God, or any causes of like or different kind beyond the control of the parties.

9.10 All disputes arising directly under the express terms of this Agreement shall be resolved as follows: First, the senior management of both parties shall meet within a reasonable time after a notice of dispute to attempt to resolve such disputes. If the disputes cannot be resolved by the senior management, either party may make a written demand for formal dispute resolution. Within thirty (30) days after such written notification, the parties shall meet for one (1) day with an impartial mediator and consider dispute resolution alternatives other than litigation. If an alternative method of dispute resolution is not agreed upon within thirty (30) days after the one (1) day mediation, either party may begin litigation proceedings.

9.11 The parties agree to begin negotiating in good faith after the fourth anniversary of this Agreement a patent cross license agreement to be effective January 1, 2001.


WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date below written.

INTEL CORPORATION                          ADVANCED MICRO DEVICES, INC.
By: /s/ CRAIG R. BARRETT                   By: /s/ RICHARD PREVITE
   ---------------------------------          -------------------------------
Craig R. Barrett                           Richard Previte
Executive Vice President,                  President,
Chief Operating Officer                    Chief Operating Officer

December 20, 1995                          December 20, 1995
------------------------------------       ----------------------------------
Date                                       Date